Borrowings	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about borrowings [abstract]
Borrowings	Borrowings
Revolving credit facility

On June 21, 2022 the Company entered into a credit agreement (“the Credit Facility”) with Credit Suisse SA for up to CHF 5.0 million. Borrowings under the credit facility will bear interest at a rate to be established between the Company and Credit Suisse at the time of each draw down. Borrowings under the Credit Facility have no restrictions related to its use. As of December 31, 2023, the Company had no borrowings outstanding under the Credit Facility.
During the period since January 1, 2020, the Company has not been subject to any externally imposed capital requirements.